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                                                                    Exhibit 10.6


                 SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
                                 LOAN AGREEMENT

              THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT, dated as of November 5, 1999, is entered into by and among LASALLE BANK NATIONAL ASSOCIATION (formerly known as LaSalle National Bank) (the "LENDER"), PRIME GROUP REALTY, L.P., a Delaware limited partnership (the "BORROWER"), and PRIME GROUP REALTY TRUST, a Maryland trust (the "Company")

                                R E C I T A L S:

       1. The Lender has made certain revolving financing accommodations available to the Borrower pursuant to that certain Loan Agreement dated as of January 28, 1998 between Lender, Borrower and Company ("Original Agreement");

       2. The Original Agreement was amended and restated in its entirety pursuant to that certain Amended and Restated Loan Agreement dated as of October 1, 1998 and that certain Second Amended and Restated Loan Agreement dated as of March 23, 1999, which was amended by that certain Amendment to Second Amended and Restated Loan Agreement dated as of June 30, 1999 (the "Loan Agreement"); and

       3. Borrower and Lender have agreed that Borrower will increase the Maximum Facility to $12,000,000 on the date hereof until December 15, 1999 upon the terms and conditions set forth in this Amendment.

              NOW, THEREFORE, in consideration of the parties' mutual agreements contained herein, the parties hereby agree as follows:

         A. AMENDMENT TO LOAN AGREEMENT: The Loan Agreement is amended as follows:

              (1) On and after the date hereof and prior to December 15, 1999, "Maximum Facility" shall mean $12,000,000;

              (2) On and after December 15, 1999, "Maximum Facility" shall mean $10,000,000.00.

       B. REDUCTION OF LOANS. Not later than December 15, 1999, Borrower shall reduce the amount of outstanding Loans to $10,000,000 or less. Each payment made prior to December 15, 1999 of amounts borrowed and outstanding in excess of $10,000,000 will be deemed a permanent reduction of the Maximum Facility and the balance of the Loan.

        C. FULL FORCE AND EFFECT. All of the provisions, rights, powers, and remedies contained in the Loan Agreement shall stand and shall remain unchanged and in full force and effect, except to the extent specifically amended hereby. Any discrepancy between the provisions of the Loan Agreement and those of this Amendment shall be governed by the provisions of this Amendment.



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        D. DEFINED TERMS. All capitalized terms utilized in this Amendment without definition shall have the meaning ascribed to such terms in the Loan Agreement.

         E. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.


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              IN WITNESS WHEREOF, the Borrower, Company, and Lender have executed and delivered this Amendment.

                                 "BORROWER"

                                 PRIME GROUP REALTY, L.P.

                                 By:    PRIME GROUP REALTY TRUST,
                                        its general partner

                                        By: /s/ Patrick L. McGaughy
                                            --------------------------
                                            Patrick L. McGaughy

                                        Its:  Vice President

                                 "COMPANY"

                                 PRIME GROUP REALTY TRUST

                                        By: /s/ Patrick L. McGaughy
                                            --------------------------
                                            Patrick L. McGaughy

                                        Its:  Vice President

                                 "LENDER"

                                 LASALLE BANK NATIONAL
                                 ASSOCIATION (formerly known as
                                 LaSalle National Bank)

                                 By:__________________________________

                                 Title:_______________________________


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